Putnam
Equity
Income
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-02

[GRAPHIC OMITTED: TELESCOPE]

[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

In this challenging stock market environment that continues to bedevil investors, it is with disappointment that we report that for the fiscal year ended November 30, 2002, Putnam Equity Income Fund turned in negative performance.

However, it may be of some comfort to note that, despite the negative returns on an absolute basis, on a relative basis, your fund outperformed both its benchmark and the average for its Lipper category. You will find the details on page 7.

This is also an appropriate time to counsel patience. History has shown again and again that long-term investors who persevered through good times and bad were often the ones who were able to look back on the bargains they obtained when markets were down. As equities continue their long, nerve-wracking struggle to get back on a positive track, investors should not abandon their long-term perspective.

In the following report, the fund's management team gives a discussion of performance during the fiscal year just ended and offers their views of prospects for the fiscal year just begun.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 15, 2003

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Large-Cap Value and
Core Fixed-Income teams

Investors' loss of confidence in corporate leadership set the stage for a very challenging year in equities markets. Accounting irregularities and alleged unlawful behavior by a handful of executives troubled investors already deeply concerned about terrorist threats, economic recession, and growing geopolitical tensions. As the value of equities tumbled, Putnam Equity Income Fund lost some ground during its fiscal year, which ended November 30, 2002. For the fiscal period, not a single equity class experienced a positive return. The market environment was so negative that all major equity indexes lost ground. Under the circumstances, the more successful funds were those that outperformed their benchmarks and peers by losing less money and shielding their shareholders from what could have been more severe losses. While it is always disappointing to report a negative return, we can say quite positively that the fund's broad diversification and value orientation, along with active portfolio management, were helpful in limiting losses. The fact that the fund's shares at NAV had a more favorable result than its competitive benchmark, the Russell 1000 Value Index, and outperformed the average for the Lipper Equity Income Funds category by
4.18 percentage points indicates that our strategies have been, for the most part, effective. For details, see page 7.

Total return for 12 months ended 11/30/02

      Class A           Class B           Class C           Class M
    NAV     POP       NAV     CDSC      NAV     CDSC      NAV     POP
-----------------------------------------------------------------------
   -7.52% -12.83%    -8.22%  -12.71%   -8.15%  -9.05%    -7.93% -11.18%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Banking            12.8%

Oil and gas         8.9%

Financial           6.7%

Regional Bells      6.1%

Insurance           5.7%

Footnote reads:
*Based on net assets as of 11/30/02. Holdings will vary over time.


* PERFORMANCE HELPED BY ACTIVE MANAGEMENT

A number of factors helped the fund achieve relatively better results than its competitive benchmark and Lipper average. One of the most important was the fund's strategy of maintaining investments in bonds as well as stocks. For much of the year, the fund's bond holdings provided positive returns, which helped offset losses in the equity portion. At one point, the bond portion appreciated so strongly that it represented nearly 10% of the portfolio. We sold holdings where appropriate, and reduced the bond allocation to about 7%. We then purchased equities and convertible securities that offered more attractive yields and greater total return potential. This strategy was beneficial in terms of total return and risk-adjusted return, while maintaining yield. We would like to reiterate our general preference for yield-oriented equities over bonds. In the latter part of the year, we exercised that preference, trading bonds for equities, which we believed offered greater value and appreciation potential.

For reasons cited earlier, equity investing proved very challenging during the year. We carefully monitored risk factors and actively managed the potential impact of declines in individual stocks by keeping positions relatively small and maintaining a well-diversified portfolio.

As the year progressed, we transitioned the portfolio from a defensive toward a more aggressive stance. We emphasized stocks that we considered likely to benefit from more robust corporate spending. In particular, we increased the fund's exposure to technology stocks, as their valuations became attractive. During the last two months of the reporting period, beaten down technology stocks staged a hearty rally. We believe that consumer spending, which has buoyed the economy through much of the economic downturn, has probably run its course. Accordingly, the fund continues to have below-average exposure to consumer cyclical stocks.

The fund maintained a bias toward mid-cap (versus large-cap) investments; however, our reasons for this preference have changed. Six months ago, we believed valuations were making mid-caps more attractive than their larger counterparts. While the valuation gap between large-cap and mid-cap stocks has contracted, the fund is still tilted slightly to mid-caps because we believe select mid-cap stocks offer greater growth potential from market-share gains going forward.


Fund Profile

Putnam Equity Income Fund invests in undervalued stocks of mid- and large-cap companies that are poised to experience positive change that may improve financial performance. The fund's management teams favor stocks of well-established, mature companies that pay above-average dividend-yields. This fund may be appropriate for conservative investors who seek current income and capital appreciation.

Lastly, our focus on individual stock selection, rather than sector allocations, proved beneficial. We believe the stocks we chose to buy -- and our avoidance of several others -- were instrumental in helping the fund outperform its benchmark.

* THREE TOP CONTRIBUTORS EXEMPLIFY TEAM'S STRATEGY

Three of the fund's top-performing holdings demonstrate how our research uncovered strong appreciation potential among stocks of undervalued companies. Shares of savings and loan institution Charter One appreciated this year when the firm earned a corporate bank charter. The fund benefited handsomely as this well-managed company exceeded investors' low expectations. The fund purchased IPO shares of Anthem, a Blue Cross Blue Shield branded health insurer, last year. Since then, this HMO has lost its relatively unknown status and become a Wall Street favorite. Anthem has been growing its revenue by acquiring other health-care service providers, expanding its member base, and gaining a foothold in additional states. The company improved its margins by increasing premiums beyond what was necessary to meet rising health-care costs.

Fortune Brands has been in the fund's portfolio for several years. The company sells a variety of brand-name consumer goods, including top-shelf liquors and Titleist golf products. The stock benefited from investors' preference for easy- to-comprehend businesses with well-known products, quality management, and attractive cash flows.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Citigroup, Inc.
Financial

Exxon Mobil Corp.
Oil and gas

Verizon Communications, Inc.
Regional Bells

SBC Communications, Inc.
Regional Bells

U.S. Bancorp
Banking

Bank of America Corp.
Banking

Hewlett-Packard Co.
Computers

Union Pacific Corp.
Railroads

Philip Morris Cos., Inc.
Tobacco

Comerica, Inc.
Banking

Footnote reads:
These holdings represent 22.5% of the fund's net assets as of 11/30/02. Portfolio holdings will vary over time.


Other stocks that deserve mention for positive performance include U.S. Bancorp, Pepsi Bottling Company, Union Pacific Railroad, and Liberty Media. While these stocks and others mentioned in this report were viewed favorably as of the end of the reporting period, all are subject to review in accordance with the fund's investment policy and our opinion of them may change in the future.

Our decision to steer clear of WorldCom and the genre of long distance companies helped fund performance relative to the benchmark. In our view, this industry continues to struggle with over-capacity, lack of pricing power, and extreme competition, and we believe that companies are failing to meet their earnings estimates. In our opinion, the telecommunications equipment sector also suffers from too much capacity. The fund benefited from its avoidance of companies in this sector.

* TYCO, DYNEGY, AND QWEST DISAPPOINTED

Early in the year, we purchased shares of certain companies that we deemed to be "accounting special situations" -- those businesses hurt by the secondary fallout from high-profile accounting scandals. We built positions in stocks that had, in our opinion, lost value undeservedly, including Tyco, Dynegy, and Qwest. Later, when it became apparent that accounting-related issues might take a more severe toll than we originally thought, we refined our opinions. We took losses on Dynegy by closing out the position. We held a limited position in Qwest, and continued to buy Tyco shares to maintain the fund's weighting as the price fell. While these holdings dampened the funds performance, we are confident that Tyco and Qwest have the potential to appreciate in time. We are pleased to report that we were successful in limiting their impact on the portfolio and consider the fund's current positions to be appropriate in terms of the risk they represent.

* TEAM PLANS TO FOCUS ON YIELDS IN YEAR AHEAD

As companies embrace new standards of corporate accountability and the economic recovery continues on its forward, if uneven, path, we believe that investor confidence will eventually be restored. In our view, equity valuations are becoming more reasonable and we are seeing many attractive opportunities. We anticipate an environment of slow growth, in which stock dividends remain an important factor contributing to total return. As always, your fund will continue to pursue yields higher than money market yields, while closely monitoring risk exposures. It is our hope that the worst of the economic downturn is behind us and that the economy will improve in the coming year.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/02, there is no guarantee the fund will continue to hold these securities in the future.

The fund is managed by the Putnam Large-Cap Value and Core Fixed-Income teams. The members of the Large-Cap Value Team are Bart Geer (Portfolio Leader) Jeanne Mockard (Portfolio Member) Deborah Kuenstner, Mike Abata, David King, Cole Lannum, Chris Miller, and Hugh Mullin. The members of the Core Fixed-Income Team are James Prusko (Portfolio Member), Carl Bell, Rob Bloemker, Andrea Burke, Kevin Cronin, D. William Kohli, Michael Salm, John Van Tassel, and David Waldman.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 11/30/02

                     Class A         Class B         Class C         Class M
(inception dates)   (6/15/77)       (9/13/93)       (2/1/99)        (12/2/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year           -7.52% -12.83%  -8.22% -12.71%  -8.15%  -9.05%  -7.93% -11.18%
------------------------------------------------------------------------------
5 years          16.99   10.26   12.65   11.01   12.81   12.81   14.12   10.12
Annual average    3.19    1.97    2.41    2.11    2.44    2.44    2.68    1.95
------------------------------------------------------------------------------
10 years        185.11  168.75  164.44  164.44  164.77  164.77  170.84  161.46
Annual average   11.05   10.39   10.21   10.21   10.23   10.23   10.48   10.09
------------------------------------------------------------------------------
Annual average
(life of fund)   10.71   10.45    9.73    9.73    9.88    9.88   10.01    9.85
------------------------------------------------------------------------------




COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/02

                             Russell 1000            Consumer
                              Value Index           price index
------------------------------------------------------------------------------
1 year                          -9.61%                 2.25%
------------------------------------------------------------------------------
5 years                         13.98                 12.24
Annual average                   2.65                  2.34
------------------------------------------------------------------------------
10 years                       198.61                 27.73
Annual average                  11.56                  2.48
------------------------------------------------------------------------------
Annual average
(life of fund)                     --*                 4.42
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

*Inception of Russell 1000 Value Index is 12/31/78.

LIPPER INFORMATION:

The average annualized return for the 190 funds in the Lipper Equity Income Funds category over the 12 months ended 11/30/02 was -11.70%. Over the 5- and 10-year periods ended 11/30/02, annualized returns for the category were 1.08% and 8.81%, respectively.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 11/30/92

              Fund's class A        Russell 1000      Consumer price
Date           shares at POP        Value Index           index

11/30/92          9,425                10,000            10,000
11/30/93         11,034                11,863            10,274
11/30/94         11,210                11,715            10,542
11/30/95         14,928                15,994            10,816
11/30/96         18,654                20,202            11,168
11/30/97         22,972                26,197            11,379
11/30/98         25,938                30,150            11,548
11/30/99         27,019                33,306            11,851
11/30/00         28,858                34,105            12,259
11/30/01         29,060                33,034            12,491
11/30/02        $26,875               $29,861           $12,773

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $26,444 and $26,477, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $27,084 ($26,146 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/02

                        Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)                   4             4             4             4
------------------------------------------------------------------------------
Income                  $0.1893       $0.0828       $0.0888       $0.1248
------------------------------------------------------------------------------
Capital gains
  Long-term              0.2072        0.2072        0.2072        0.2072
------------------------------------------------------------------------------
  Short-term               --            --            --            --
------------------------------------------------------------------------------
  Total                 $0.3965       $0.2900       $0.2960       $0.3320
------------------------------------------------------------------------------
Share value:          NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
11/30/01             $14.62  $15.51    $14.51        $14.56    $14.52  $15.05
------------------------------------------------------------------------------
11/30/02              13.15   13.95     13.05         13.10     13.06   13.53
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 1                 1.58%   1.49%     0.83%         0.89%   1.10%     1.06%
------------------------------------------------------------------------------
Current
30-day SEC
yield 2                1.79    1.68      1.07          1.07    1.31      1.23
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 12/31/02 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (6/15/77)       (9/13/93)       (2/1/99)        (12/2/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -12.87% -17.90% -13.54% -17.83% -13.54% -14.39% -13.30% -16.33%
------------------------------------------------------------------------------
5 years          10.53    4.15    6.49    4.86    6.48    6.48    7.87    4.09
Annual average    2.02    0.82    1.27    0.95    1.26    1.26    1.53    0.81
------------------------------------------------------------------------------
10 years        169.47  154.10  150.09  150.09  150.08  150.08  156.13  147.31
Annual average   10.42    9.77    9.60    9.60    9.60    9.60    9.86    9.48
------------------------------------------------------------------------------
Annual average
(life of fund)   10.51   10.25    9.54    9.54    9.68    9.68    9.81    9.66
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be more or less than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. See first page of performance section for performance calculation method.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation. Indexes assume reinvestment of all distributions and do not account for fees.
Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Equity Income Fund, including the fund's portfolio, as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Equity Income Fund as of November 30, 2002, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years or periods in the four-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                       KPMG  LLP
Boston, Massachusetts
January 3, 2003



THE FUND'S PORTFOLIO
November 30, 2002

COMMON STOCKS (87.7%) (a)
NUMBER OF SHARES                                                                                              VALUE
Advertising and Marketing Services (0.2%)
-------------------------------------------------------------------------------------------------------------------
            135,600 Valassis Communications, Inc. (NON)                                                  $3,853,752

Aerospace and Defense (1.4%)
-------------------------------------------------------------------------------------------------------------------
            300,770 Boeing Co. (The)                                                                     10,226,180
            120,630 Lockheed Martin Corp.                                                                 6,296,886
            104,320 Northrop Grumman Corp.                                                               10,109,651
            187,650 Rockwell Collins, Inc.                                                                4,015,710
                                                                                                      -------------
                                                                                                         30,648,427

Banking (12.7%)
-------------------------------------------------------------------------------------------------------------------
            635,970 Bank of America Corp.                                                                44,568,778
            542,460 Bank of New York Co., Inc. (The)                                                     16,463,661
            205,540 Banknorth Group, Inc.                                                                 4,528,046
            260,170 BB&T Corp.                                                                            9,883,858
            531,685 Charter One Financial, Inc.                                                          16,003,719
            652,660 Comerica, Inc.                                                                       30,890,398
            100,500 Compass Bancshares, Inc.                                                              3,246,150
            220,780 Greenpoint Financial Corp.                                                            9,427,306
            117,660 M&T Bank Corp.                                                                        9,492,809
            554,150 Mellon Financial Corp.                                                               16,652,208
            125,600 South Trust Corp.                                                                     3,283,184
          2,086,650 U.S. Bancorp                                                                         45,697,635
             26,126 Union Planters Corp.                                                                    770,717
            712,150 Wachovia Corp.                                                                       25,032,073
            567,490 Washington Mutual, Inc.                                                              20,418,290
            255,260 Wells Fargo & Co.                                                                    11,795,565
            314,210 Zions Bancorp.                                                                       12,929,742
                                                                                                      -------------
                                                                                                        281,084,139

Beverage (0.6%)
-------------------------------------------------------------------------------------------------------------------
            253,280 Coca-Cola Enterprises, Inc.                                                           5,392,331
            278,480 Pepsi Bottling Group, Inc. (The)                                                      7,997,946
                                                                                                      -------------
                                                                                                         13,390,277

Cable Television (--%)
-------------------------------------------------------------------------------------------------------------------
              4,500 Echostar Communications Corp. Class A (NON)                                              91,845

Capital Goods (0.1%)
-------------------------------------------------------------------------------------------------------------------
             28,170 Eaton Corp.                                                                           2,137,258

Chemicals (1.8%)
-------------------------------------------------------------------------------------------------------------------
            631,950 Dow Chemical Co. (The)                                                               20,159,205
            503,430 Engelhard Corp.                                                                      12,203,143
             68,590 PPG Industries, Inc.                                                                  3,434,987
            101,350 Rohm & Haas Co.                                                                       3,586,777
                                                                                                      -------------
                                                                                                         39,384,112

Coal (0.2%)
-------------------------------------------------------------------------------------------------------------------
            175,780 Peabody Energy Corp.                                                                  4,790,005

Commercial and Consumer Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
            173,600 ServiceMaster Co. (The)                                                               2,109,240

Computers (3.1%)
-------------------------------------------------------------------------------------------------------------------
          1,937,650 Hewlett-Packard Co.                                                                  37,745,422
            144,500 IBM Corp.                                                                            12,585,950
            119,140 Lexmark International, Inc. (NON)                                                     7,879,920
            247,350 NCR Corp. (NON)                                                                       6,826,860
            491,100 Sun Microsystems, Inc. (NON)                                                          2,107,310
                                                                                                      -------------
                                                                                                         67,145,462

Conglomerates (1.9%)
-------------------------------------------------------------------------------------------------------------------
              6,384 Berkshire Hathaway, Inc. Class B (NON)                                               15,391,824
             90,830 Cooper Industries, Ltd. Class A                                                       3,453,357
            403,700 Honeywell International, Inc.                                                        10,443,719
            718,010 Tyco Intl., Ltd. (Bermuda)                                                           12,809,298
                                                                                                      -------------
                                                                                                         42,098,198

Consumer Finance (0.6%)
-------------------------------------------------------------------------------------------------------------------
            230,890 Household International, Inc.                                                         6,626,543
            259,950 MBNA Corp.                                                                            5,547,333
                                                                                                      -------------
                                                                                                         12,173,876

Consumer Goods (2.0%)
-------------------------------------------------------------------------------------------------------------------
            154,870 Colgate-Palmolive Co.                                                                 7,958,769
            403,860 Fortune Brands, Inc.                                                                 19,696,252
            336,700 Kimberly-Clark Corp.                                                                 16,942,744
                                                                                                      -------------
                                                                                                         44,597,765

Electric Utilities (4.5%)
-------------------------------------------------------------------------------------------------------------------
             28,000 American Electric Power Co., Inc.                                                       795,760
            381,320 CenterPoint Energy, Inc.                                                              2,917,098
            363,530 Cinergy Corp.                                                                        11,778,372
             32,600 Consolidated Edison, Inc.                                                             1,295,850
            153,390 Constellation Energy Group, Inc.                                                      4,041,827
            195,070 Dominion Resources, Inc.                                                              9,938,817
            625,690 DPL, Inc.                                                                             9,454,176
             95,420 DTE Energy Co.                                                                        4,229,969
            417,050 Edison International (NON)                                                            4,625,085
            394,660 Entergy Corp.                                                                        17,258,482
            194,470 FirstEnergy Corp.                                                                     6,160,810
            405,190 Northeast Utilities                                                                   5,822,580
            175,030 PG&E Corp. (NON)                                                                      2,417,164
            126,850 PPL Corp.                                                                             4,224,105
            339,150 Progress Energy, Inc.                                                                14,244,300
                                                                                                      -------------
                                                                                                         99,204,395

Electrical Equipment (0.6%)
-------------------------------------------------------------------------------------------------------------------
            241,270 Emerson Electric Co.                                                                 12,582,231

Electronics (1.1%)
-------------------------------------------------------------------------------------------------------------------
            446,850 Agilent Technologies, Inc. (NON)                                                      8,673,359
            478,230 Flextronics International, Ltd. (Singapore) (NON)                                     5,265,312
            175,780 W.W. Grainger, Inc.                                                                   9,453,448
                                                                                                      -------------
                                                                                                         23,392,119

Energy (0.5%)
-------------------------------------------------------------------------------------------------------------------
            160,570 BJ Services Co. (NON)                                                                 5,371,067
            198,030 GlobalSantaFe Corp.                                                                   5,073,529
                                                                                                      -------------
                                                                                                         10,444,596

Financial (6.6%)
-------------------------------------------------------------------------------------------------------------------
            452,880 CIT Group, Inc.                                                                       9,895,428
          2,186,760 Citigroup, Inc.                                                                      85,021,229
            110,251 Contifinancial Corp. Liquidating Trust Units (NON)                                        4,134
            301,020 Fannie Mae                                                                           18,979,311
            393,180 Freddie Mac                                                                          22,662,895
            278,480 PMI Group, Inc. (The)                                                                 9,075,663
                                                                                                      -------------
                                                                                                        145,638,660

Food (0.9%)
-------------------------------------------------------------------------------------------------------------------
            259,210 H.J. Heinz Co.                                                                        9,025,692
            266,220 Kraft Foods, Inc. Class A                                                             9,999,223
                 11 PSF Group Holdings, Inc. 144A Class A                                                    19,268
                                                                                                      -------------
                                                                                                         19,044,183

Forest Products and Packaging (2.0%)
-------------------------------------------------------------------------------------------------------------------
            712,080 Abitibi-Consolidated, Inc. (Canada)                                                   5,525,741
            223,480 Boise Cascade Corp.                                                                   6,051,838
            837,160 Smurfit-Stone Container Corp. (NON)                                                  12,205,793
            580,830 Sonoco Products Co.                                                                  14,793,740
            122,110 Weyerhaeuser Co.                                                                      6,422,986
                                                                                                      -------------
                                                                                                         45,000,098

Gaming & Lottery (--%)
-------------------------------------------------------------------------------------------------------------------
                197 Fitzgeralds Gaming Corp.                                                                      2

Health Care (0.5%)
-------------------------------------------------------------------------------------------------------------------
            279,820 HCA, Inc.                                                                            11,243,168

Health Care Services (0.4%)
-------------------------------------------------------------------------------------------------------------------
             49,070 Anthem, Inc. (NON)                                                                    2,907,398
            150,700 CIGNA Corp.                                                                           6,559,971
                207 Genesis Health Ventures, Inc. (NON)                                                       3,625
                 68 Mariner Health Care, Inc. (NON)                                                             510
                 28 Sun Healthcare Group, Inc. (NON)                                                             58
                                                                                                      -------------
                                                                                                          9,471,562

Household Furniture and Appliances (0.3%)
-------------------------------------------------------------------------------------------------------------------
            116,470 Whirlpool Corp.                                                                       6,263,757

Insurance (5.7%)
-------------------------------------------------------------------------------------------------------------------
            686,630 ACE, Ltd. (Bermuda)                                                                  23,414,083
             62,660 AMBAC Financial Group, Inc.                                                           3,916,877
            241,930 American International Group, Inc.                                                   15,761,740
            215,180 AON Corp.                                                                             3,924,883
            180,240 Hartford Financial Svcs. Group, Inc. (The)                                            8,842,574
            214,590 MBIA, Inc.                                                                            9,759,553
            464,740 Radian Group, Inc.                                                                   19,007,866
            660,264 Travelers Property Casualty Corp. Class B (NON)                                      10,564,224
            356,190 XL Capital, Ltd. Class A (Bermuda)                                                   29,471,161
                                                                                                      -------------
                                                                                                        124,662,961

Investment Banking/Brokerage (3.2%)
-------------------------------------------------------------------------------------------------------------------
            829,290 JPMorgan Chase & Co.                                                                 20,873,229
             67,400 Lehman Brothers Holdings, Inc.                                                        4,138,360
            549,070 Merrill Lynch & Co., Inc.                                                            23,884,545
            452,370 Morgan Stanley Dean Witter & Co.                                                     20,465,219
                                                                                                      -------------
                                                                                                         69,361,353

Lodging/Tourism (0.8%)
-------------------------------------------------------------------------------------------------------------------
            242,750 Marriott International, Inc. Class A                                                  8,678,313
            391,700 Royal Caribbean Cruises, Ltd.                                                         8,492,056
                                                                                                      -------------
                                                                                                         17,170,369

Machinery (1.5%)
-------------------------------------------------------------------------------------------------------------------
            394,660 Ingersoll-Rand Co. Class A (Bermuda)                                                 18,233,292
            333,190 Parker-Hannifin Corp.                                                                15,556,641
                                                                                                      -------------
                                                                                                         33,789,933

Manufacturing (0.3%)
-------------------------------------------------------------------------------------------------------------------
            220,520 Dover Corp.                                                                           6,880,224

Media (2.8%)
-------------------------------------------------------------------------------------------------------------------
          2,844,819 Liberty Media Corp. Class A (South Korea) (NON)                                      30,041,289
            366,920 USA Interactive (NON)                                                                10,200,376
          1,082,280 Walt Disney Co. (The)                                                                21,450,790
                                                                                                      -------------
                                                                                                         61,692,455

Medical Technology (0.2%)
-------------------------------------------------------------------------------------------------------------------
            202,480 Pall Corp.                                                                            3,863,318

Metals (--%)
-------------------------------------------------------------------------------------------------------------------
             16,600 Alcoa, Inc.                                                                             424,130

Natural Gas Utilities (0.2%)
-------------------------------------------------------------------------------------------------------------------
            436,320 El Paso Corp.                                                                         3,717,446

Oil & Gas (8.7%)
-------------------------------------------------------------------------------------------------------------------
            574,620 BP PLC ADR (United Kingdom)                                                          22,530,850
            159,320 Burlington Resources, Inc.                                                            6,710,558
            599,307 ConocoPhillips                                                                       28,652,868
          2,365,320 Exxon Mobil Corp.                                                                    82,313,136
            140,050 Noble Corp. (NON)                                                                     4,754,698
            265,140 Royal Dutch Petroleum Co. ADR (Netherlands)                                          11,546,847
            272,550 TotalFinaElf SA ADR (France)                                                         18,192,713
            607,050 Unocal Corp.                                                                         17,999,033
                                                                                                      -------------
                                                                                                        192,700,703

Pharmaceuticals (2.8%)
-------------------------------------------------------------------------------------------------------------------
            367,980 Abbott Laboratories                                                                  16,110,164
            174,290 Bristol-Myers Squibb Co.                                                              4,618,685
            374,560 King Pharmaceuticals, Inc. (NON)                                                      7,109,149
            336,920 Merck & Co., Inc.                                                                    20,016,417
            157,340 Pharmacia Corp.                                                                       6,655,482
            138,570 Schering-Plough Corp.                                                                 3,139,996
             76,100 Wyeth                                                                                 2,924,523
                                                                                                      -------------
                                                                                                         60,574,416

Power Producers (--%)
-------------------------------------------------------------------------------------------------------------------
            299,808 Reliant Resources, Inc. (NON)                                                           704,549

Publishing (0.2%)
-------------------------------------------------------------------------------------------------------------------
             86,380 Knight-Ridder, Inc.                                                                   5,416,890

Railroads (1.9%)
-------------------------------------------------------------------------------------------------------------------
            165,470 Canadian National Railway Co. (Canada)                                                6,789,234
            614,740 Union Pacific Corp.                                                                  35,593,446
                                                                                                      -------------
                                                                                                         42,382,680

Real Estate (1.8%)
-------------------------------------------------------------------------------------------------------------------
            513,390 Archstone-Smith Operating Trust (R)                                                  11,859,309
            460,730 Equity Office Properties Trust (R)                                                   11,845,368
            621,110 Equity Residential Properties Trust (R)                                              16,223,393
                                                                                                      -------------
                                                                                                         39,928,070

Regional Bells (6.1%)
-------------------------------------------------------------------------------------------------------------------
            951,530 BellSouth Corp.                                                                      26,452,534
          1,224,410 Qwest Communications International, Inc. (NON)                                        5,926,144
          1,641,080 SBC Communications, Inc.                                                             46,770,780
          1,334,680 Verizon Communications, Inc.                                                         55,896,398
                                                                                                      -------------
                                                                                                        135,045,856

Restaurants (0.8%)
-------------------------------------------------------------------------------------------------------------------
            692,890 McDonald's Corp.                                                                     12,818,465
            165,250 Yum! Brands, Inc. (NON)                                                               3,951,128
                                                                                                      -------------
                                                                                                         16,769,593

Retail (3.1%)
-------------------------------------------------------------------------------------------------------------------
            159,320 Federated Department Stores, Inc. (NON)                                               5,206,578
            866,960 JC Penney Co., Inc. (Holding Co.)                                                    20,572,961
            933,830 Kroger Co. (NON)                                                                     14,689,146
            375,390 Limited, Inc. (The)                                                                   6,385,384
            652,390 Office Depot, Inc. (NON)                                                             11,553,827
            540,660 TJX Cos., Inc. (The)                                                                 10,580,716
                                                                                                      -------------
                                                                                                         68,988,612

Software (1.1%)
-------------------------------------------------------------------------------------------------------------------
            649,420 BMC Software, Inc. (NON)                                                             11,624,618
            893,660 Computer Associates International, Inc.                                              13,503,203
              3,014 PeopleSoft, Inc. (NON)                                                                   59,195
                                                                                                      -------------
                                                                                                         25,187,016

Technology Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
            387,250 BearingPoint, Inc. (NON)                                                              3,214,175

Telecommunications (1.5%)
-------------------------------------------------------------------------------------------------------------------
            138,220 AT&T Corp.                                                                            3,875,689
            594,420 AT&T Wireless Services, Inc. (NON)                                                    4,487,871
            183,380 Citizens Communications Co. (NON)                                                     1,808,127
            225,001 Comcast Corp. Class A (NON)                                                           5,274,023
            554,150 Comcast Corp. Class A (Special) (NON)                                                12,634,620
            412,600 Sprint Corp. (FON Group)                                                              6,015,708
                                                                                                      -------------
                                                                                                         34,096,038

Tobacco (1.4%)
-------------------------------------------------------------------------------------------------------------------
            845,740 Philip Morris Cos., Inc.                                                             31,901,313

Waste Management (1.4%)
-------------------------------------------------------------------------------------------------------------------
            966,600 Republic Svcs., Inc. (NON)                                                           20,781,900
            403,700 Waste Management, Inc.                                                               10,060,204
                                                                                                     --------------
                                                                                                         30,842,104
                                                                                                     --------------
                    Total Common Stocks (cost $1,941,547,364)                                        $1,935,103,331
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (3.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government and Agency Mortgage Obligations (1.9%)
-------------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corporation
         $7,427,675 6s, with due dates from February 1, 2017 to May 1, 2017                              $7,712,512
            827,798 TBA, 6s, December 1, 2032                                                               846,423
                    Federal National Mortgage Association Pass-Through Certificates
            270,419 7 1/2s, with due dates from October 1, 2029 to June 1, 2031                             285,817
          1,221,133 TBA, 7 1/2s, December 1, 2031                                                         1,290,585
            783,350 7s, with due dates from June 1, 2029 to July 1, 2029                                    818,389
            136,214 6 1/2s, November 1, 2010                                                                143,775
            333,607 TBA, 6 1/2s, December 1, 2032                                                           344,553
         14,189,049 TBA, 6s, December 1, 2032                                                            14,494,993
                    Government National Mortgage Association Pass-Through Certificates
          3,135,274 8s, with due dates from December 15, 2022 to December 15, 2027                        3,386,915
            206,861 7 1/2s, August 15, 2029                                                                 220,059
          7,729,103 7s, with due dates from August 15, 2023 to May 15, 2032                               8,132,185
          4,252,121 6 1/2s, with due dates from September 15, 2024 to June 15, 2032                       4,425,578
                                                                                                      -------------
                                                                                                         42,101,784

U.S. Government and Agency Obligations (0.3%)
-------------------------------------------------------------------------------------------------------------------
                    Fannie Mae
          1,425,000 7 1/4s, May 15, 2030                                                                  1,727,331
          3,987,000 7 1/4s, January 15, 2010                                                              4,685,191
                                                                                                      -------------
                                                                                                          6,412,522

U.S. Treasury Obligations (1.5%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
          1,980,000 8s, November 15, 2021                                                                 2,658,304
            805,000 7 1/2s, November 15, 2016                                                             1,017,444
          4,525,000 6 1/4s, May 15, 2030                                                                  5,209,583
            785,000 6 1/4s, August 15, 2023                                                                 886,743
          1,410,000 6 1/8s, August 15, 2029 (SEG)                                                         1,592,804
          2,145,000 6s, February 15, 2026 (SEG)                                                           2,366,203
          2,160,000 5 3/8s, February 15, 2031                                                             2,266,482
          5,005,000 4s, November 15, 2012                                                                 4,917,803
                    U.S. Treasury Notes
          3,485,000 6 1/2s, February 15, 2010                                                             4,046,956
          5,320,000 3s, November 15, 2007                                                                 5,257,032
          2,015,000 2 7/8s, June 30, 2004                                                                 2,046,720
            480,000 2 1/8s, October 31, 2004                                                                480,919
                                                                                                      -------------
                                                                                                         32,746,993
                                                                                                      -------------
                    Total U.S. Government and Agency Obligations (cost $80,152,179)                     $81,261,299

CORPORATE BONDS AND NOTES (1.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Aerospace and Defense (0.1%)
-------------------------------------------------------------------------------------------------------------------
           $210,000 Boeing Co. (The) debs. 6 5/8s, 2038                                                    $205,081
             70,000 L-3 Communications Corp. company guaranty 7 5/8s, 2012                                   73,500
            105,000 Northrop Grumman Corp. company guaranty 7 1/8s, 2011                                    116,711
            735,000 Raytheon Co. notes 8.2s, 2006                                                           810,926
            460,000 Raytheon Co. notes 6.15s, 2008                                                          480,394
                                                                                                      -------------
                                                                                                          1,686,612

Airlines (--%)
-------------------------------------------------------------------------------------------------------------------
            615,000 Continental Airlines, Inc. pass-through certificates Ser. 98-2,
                    6.32s, 2008                                                                             555,235
            300,633 Continental Airlines, Inc. pass-through certificates Ser. 981C,
                    6.541s, 2009                                                                            196,033
             95,000 Delta Air Lines, Inc. notes 7.9s, 2009                                                   67,450
                                                                                                      -------------
                                                                                                            818,718

Automotive (0.1%)
-------------------------------------------------------------------------------------------------------------------
             32,000 American Axle & Manufacturing, Inc. company guaranty 9 3/4s, 2009                        34,560
            210,000 Dana Corp. notes 9s, 2011                                                               208,950
            460,000 Ford Motor Co. bonds 6 5/8s, 2028                                                       354,001
             60,000 Ford Motor Credit Corp. notes 7.6s, 2005                                                 60,798
            655,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                              624,693
            220,000 Ford Motor Credit Corp. sr. notes 5.8s, 2009                                            195,574
            340,000 General Motors Acceptance Corp. notes 7s, 2012                                          331,395
            190,000 General Motors Acceptance Corp. notes 6 1/8s, 2007                                      188,017
            410,000 General Motors Acceptance Corp. notes Ser. MTN, 5.36s, 2004                             415,188
             42,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                          44,625
EUR         145,000 Lear Corp. sr. notes 8 1/8s, 2008                                                       146,380
           $200,000 Visteon Corp. sr. notes 8 1/4s, 2010                                                    206,490
                                                                                                      -------------
                                                                                                          2,810,671

Banking (0.1%)
-------------------------------------------------------------------------------------------------------------------
            640,000 Bank United Corp. notes Ser. A, 8s, 2009                                                721,331
            770,000 Citicorp sub. notes 6 3/8s, 2008                                                        828,914
            115,000 Colonial Bank sub. notes 9 3/8s, 2011                                                   121,921
            335,000 Colonial Bank sub. notes 8s, 2009                                                       328,375
            185,000 National City Corp. sub. notes 7.2s, 2005                                               201,478
            315,000 NB Capital Trust IV company guaranty 8 1/4s, 2027                                       352,890
            210,000 Norwest Corp. med. term sr. notes 6 3/4s, 2027                                          221,248
             95,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                         105,925
            250,000 Wachovia Corp. notes 4.95s, 2006                                                        261,679
            140,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                          136,895
                                                                                                      -------------
                                                                                                          3,280,656

Beverage (--%)
-------------------------------------------------------------------------------------------------------------------
             17,000 Constellation Brands, Inc. company guaranty 8 1/2s, 2009                                 17,935
            195,000 PepsiAmericas, Inc. notes Ser. MTN, 3 7/8s, 2007                                        193,265
                                                                                                      -------------
                                                                                                            211,200

Broadcasting (0.1%)
-------------------------------------------------------------------------------------------------------------------
            170,000 British Sky Broadcasting PLC company guaranty 8.2s, 2009
                    (United Kingdom)                                                                        184,025
             30,000 Chancellor Media Corp. company guaranty 8s, 2008                                         32,250
             91,000 Chancellor Media Corp. sr. sub. notes Ser. B, 8 1/8s, 2007                               94,754
            360,000 News America Holdings, Inc. debs. 7.7s, 2025                                            356,144
             95,000 News America, Inc. sr. notes 6 5/8s, 2008                                                98,597
            165,000 Viacom, Inc. company guaranty 7 7/8s, 2030                                              200,309
                                                                                                      -------------
                                                                                                            966,079

Cable Television (0.1%)
-------------------------------------------------------------------------------------------------------------------
            170,000 Cox Communications, Inc. notes 7 3/4s, 2010                                             185,298
            145,000 Cox Communications, Inc. notes 7 1/8s, 2012                                             153,173
             25,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                           24,125
            160,000 CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                           153,600
             30,000 NTL Communications Corp. sr. notes Ser. B, 11 7/8s,
                    2010 (In default) (NON)                                                                   3,150
            430,000 TCI Communications, Inc. debs. 7 7/8s, 2013                                             442,895
                                                                                                      -------------
                                                                                                            962,241

Chemicals (--%)
-------------------------------------------------------------------------------------------------------------------
             30,000 Airgas, Inc. company guaranty 9 1/8s, 2011                                               32,700
             95,000 Dow Chemical Co. (The) debs. 8.55s, 2009                                                108,077
            123,000 Equistar Chemicals LP/Equistar Funding Corp. company
                    guaranty 10 1/8s, 2008                                                                  118,080
             55,000 Hercules, Inc. company guaranty 11 1/8s, 2007                                            60,775
             30,000 IMC Global, Inc. company guaranty Ser. B, 10 7/8s, 2008                                  33,338
             80,000 IMC Global, Inc. notes 6.55s, 2005                                                       76,800
              9,000 ISP Chemco, Inc. company guaranty Ser. B, 10 1/4s, 2011                                   9,248
             80,000 Lyondell Chemical Co. notes Ser. A, 9 5/8s, 2007                                         80,800
            120,000 Lyondell Chemical Co. sec. notes Ser. B, 9 7/8s, 2007                                   121,200
             60,000 Millenium America, Inc. company guaranty 9 1/4s, 2008                                    62,700
             50,000 Millenium America, Inc. company guaranty 7s, 2006                                        48,500
                                                                                                      -------------
                                                                                                            752,218

Communications Equipment (--%)
-------------------------------------------------------------------------------------------------------------------
             20,000 Avaya, Inc. sec. sr. notes 11 1/8s, 2009                                                 17,600

Computers (--%)
-------------------------------------------------------------------------------------------------------------------
             16,000 Seagate Technology Hdd Holdings 144A sr. notes 8s, 2009                                  16,640

Conglomerates (--%)
-------------------------------------------------------------------------------------------------------------------
            150,000 Honeywell International, Inc. notes 6 7/8s, 2005                                        163,101
             43,000 Tyco International Group SA company guaranty 6 3/4s,
                    2011 (Luxembourg)                                                                        38,915
             57,000 Tyco International Group SA company guaranty 6 3/8s,
                    2005 (Luxembourg)                                                                        54,150
            373,000 Tyco International Group SA notes 6 3/8s, 2011 (Luxembourg)                             333,835
                                                                                                      -------------
                                                                                                            590,001

Consumer Finance (--%)
-------------------------------------------------------------------------------------------------------------------
            110,000 Capital One Financial Corp. notes 7 1/4s, 2006                                           97,900
            610,000 Household Finance Corp. sr. unsub. 5 7/8s, 2009                                         600,782
                                                                                                      -------------
                                                                                                            698,682

Containers (--%)
-------------------------------------------------------------------------------------------------------------------
             96,000 Owens-Brockway Glass company guaranty 8 7/8s, 2009                                       99,600

Electric Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
            240,000 Arizona Public Service Co. sr. notes 6 3/4s, 2006                                       254,481
             35,000 Avista Corp. sr. notes 9 3/4s, 2008                                                      33,075
            140,000 CMS Energy Corp. sr. notes 7 5/8s, 2004                                                 128,800
            190,000 Constellation Energy Group, Inc. sr. notes 6 1/8s, 2009                                 189,289
            325,000 FirstEnergy Corp. notes Ser. A, 5 1/2s, 2006                                            322,042
            200,000 Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                      44,000
            640,000 Nisource Finance Corp. company guaranty 7 7/8s, 2010                                    687,223
                147 Northeast Utilities notes Ser. A, 8.58s, 2006                                               162
            140,000 Northern States Power Co. 144A 1st mtge. 8s, 2012                                       156,824
            210,000 Northwestern Corp. notes 8 3/4s, 2012                                                   157,500
            235,000 NRG Energy, Inc. sr. notes 6 3/4s, 2006 (In default) (NON)                               59,338
            195,000 Pepco Holdings, Inc. 144A notes 5 1/2s, 2007                                            196,468
            445,000 PSI Energy, Inc. 1st mtge. Ser. EEE, 6.65s, 2006                                        461,483
             45,000 Western Resources, Inc. 1st mtge. 7 7/8s, 2007                                           45,000
             50,000 Western Resources, Inc. sr. notes 9 3/4s, 2007                                           45,000
                                                                                                      -------------
                                                                                                          2,780,685

Electrical Equipment (--%)
-------------------------------------------------------------------------------------------------------------------
            125,000 Emerson Electric Co. notes 4 5/8s, 2012                                                 121,063

Electronics (--%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Flextronics International, Ltd. sr. sub. notes Ser. B, 8 3/4s,
                    2007 (Singapore)                                                                         41,000
            140,000 Sequa Corp. sr. notes 9s, 2009                                                          137,200
                                                                                                      -------------
                                                                                                            178,200

Energy (--%)
-------------------------------------------------------------------------------------------------------------------
             42,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                          43,575
             70,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                    73,150
            215,000 Transocean Sedco Forex, Inc. notes 6 5/8s, 2011                                         229,687
                                                                                                      -------------
                                                                                                            346,412

Entertainment (--%)
-------------------------------------------------------------------------------------------------------------------
             10,000 Silver Cinemas, Inc. sr. sub. notes 10 1/2s, 2005 (In default) (NON)                          1

Financial (0.1%)
-------------------------------------------------------------------------------------------------------------------
            350,000 Ace INA Holdings, Inc. company guaranty 8.3s, 2006                                      388,298
            210,000 Associates First Capital Corp. debs. 6.95s, 2018                                        230,304
            270,000 CIT Group, Inc. sr. notes 7 3/4s, 2012                                                  288,176
            305,000 CIT Group, Inc. sr. notes Ser. MTN, 6 7/8s, 2009                                        312,463
             50,000 Fairfax Financial Holdings, Ltd. notes 6 7/8s, 2008 (Canada)                             35,000
             55,000 General Electric Capital Corp. notes Ser. A, 6s, 2012                                    57,504
            455,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                        324,488
            205,000 Markel Capital Trust I company guaranty Ser. B, 8.71s, 2046                             157,850
            635,000 Principal Financial Group AU 144A notes 7.95s, 2004                                     683,005
            125,000 St. Paul Companies, Inc. (The) sr. notes 5 3/4s, 2007                                   127,113
            330,000 TIG Capital Trust I 144A bonds 8.597s, 2027                                             148,500
             52,000 Western Financial Bank sub. debs. 9 5/8s, 2012                                           50,440
                                                                                                      -------------
                                                                                                          2,803,141

Food (0.1%)
-------------------------------------------------------------------------------------------------------------------
            100,000 Archer Daniels Midland Co. notes 5.935s, 2032                                            96,460
            265,000 Campbell Soup Co. notes 6 3/4s, 2011                                                    295,097
             60,000 Doane Pet Care Co. sr. sub. deb. 9 3/4s, 2007                                            46,200
             26,000 Dole Food Co. debs. 7 7/8s, 2013                                                         25,280
             21,000 Dole Food Co. sr. notes 7 1/4s, 2009                                                     20,471
            170,000 General Mills, Inc. notes 6s, 2012                                                      180,850
             45,000 General Mills, Inc. notes 5 1/8s, 2007                                                   46,724
            550,000 Kraft Foods, Inc. notes 5 5/8s, 2011                                                    576,052
            200,000 Unilever Capital Corp. bonds 5.9s, 2032                                                 199,822
                                                                                                      -------------
                                                                                                          1,486,956

Forest Products and Packaging (0.1%)
-------------------------------------------------------------------------------------------------------------------
              2,000 Abitibi-Consolidated Finance LP company guaranty 7 7/8s, 2009                             2,011
             39,000 Georgia-Pacific Corp. bonds 7 3/4s, 2029                                                 31,395
             65,000 Georgia-Pacific Corp. notes 8 1/8s, 2011                                                 61,750
            400,000 International Paper Co. notes 6 3/4s, 2011                                              433,134
             65,000 International Paper Co. 144A notes 5.85s, 2012                                           66,105
             50,000 Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                           52,688
             65,000 Norske Skog Canada, Ltd. company guaranty 8 5/8s, 2011 (Canada)                          66,788
             59,000 Tembec Industries, Inc. company guaranty 8 5/8s, 2009 (Canada)                           61,065
             19,000 Tembec Industries, Inc. company guaranty 8 1/2s, 2011 (Canada)                           19,618
            285,000 Weyerhaeuser Co. debs. 7 3/8s, 2032                                                     302,632
            235,000 Weyerhaeuser Co. notes 6 3/4s, 2012                                                     250,546
                                                                                                      -------------
                                                                                                          1,347,732

Gaming & Lottery (0.1%)
-------------------------------------------------------------------------------------------------------------------
             55,000 Harrah's Entertainment, Inc. company guaranty 7 7/8s, 2005                               58,644
             45,000 International Game Technology sr. notes 8 3/8s, 2009                                     50,063
             70,000 International Game Technology sr. notes 7 7/8s, 2004                                     72,975
             55,000 Mandalay Resort Group sr. sub. notes Ser. B, 10 1/4s, 2007                               59,813
             40,000 MGM Mirage, Inc. company guaranty 9 3/4s, 2007                                           44,100
            125,000 MGM Mirage, Inc. company guaranty 8 3/8s, 2011                                          132,813
            145,000 Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006                                  154,063
             40,000 Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                    40,600
             70,000 Park Place Entertainment Corp. sr. sub. notes 9 3/8s, 2007                               74,463
                                                                                                      -------------
                                                                                                            687,534

Health Care (--%)
-------------------------------------------------------------------------------------------------------------------
            140,000 HCA, Inc. sr. notes 7 7/8s, 2011                                                        145,996
            124,000 Healthsouth Corp. sr. notes 8 1/2s, 2008                                                109,740
                                                                                                      -------------
                                                                                                            255,736

Homebuilding (--%)
-------------------------------------------------------------------------------------------------------------------
             40,000 D.R. Horton, Inc. company guaranty 8s, 2009                                              40,700
             67,000 Lennar Corp. sr. notes 7 5/8s, 2009                                                      68,675
             30,000 Standard Pacific Corp. sr. notes 8 1/2s, 2007                                            30,750
             60,000 Toll Corp. sr. sub. notes 8 1/4s, 2011                                                   61,200
                                                                                                      -------------
                                                                                                            201,325

Investment Banking/Brokerage (--%)
-------------------------------------------------------------------------------------------------------------------
            370,000 JPMorgan Chase & Co. notes 5.35s, 2007                                                  382,173

Lodging/Tourism (0.1%)
-------------------------------------------------------------------------------------------------------------------
            105,000 Felcor Lodging LP company guaranty 8 1/2s, 2008 (R)                                     103,950
             25,000 Hilton Hotels Corp. notes 8 1/4s, 2011                                                   25,875
            145,000 Hilton Hotels Corp. notes 7 5/8s, 2012                                                  146,015
            280,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                              275,800
             76,000 ITT Corp. notes 6 3/4s, 2005                                                             75,240
             80,000 Starwood Hotels & Resorts Worldwide, Inc. 144A
                    notes 7 7/8s, 2012                                                                       79,000
                                                                                                      -------------
                                                                                                            705,880

Media (--%)
-------------------------------------------------------------------------------------------------------------------
            405,000 AOL Time Warner, Inc. bonds 7 5/8s, 2031                                                397,119

Medical Services (--%)
-------------------------------------------------------------------------------------------------------------------
             35,000 AmerisourceBergen Corp. sr. notes 8 1/8s, 2008                                           37,625
             50,000 AmerisourceBergen Corp. 144A sr. notes 7 1/4s, 2012                                      51,750
             30,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/2s,
                    2007 (In default) (NON)                                                                     638
             20,000 Integrated Health Services, Inc. sr. sub. notes Ser. A, 9 1/4s,
                    2008 (In default) (NON)                                                                     425
             80,000 Multicare Companies, Inc. sr. sub. notes 9s, 2007 (In default) (NON)                      1,600
            110,000 Service Corp. International notes 6s, 2005                                              105,050
             24,000 Ventas Realty LP/Capital Corp. company guaranty 9s, 2012                                 24,480
             24,000 Ventas Realty LP/Capital Corp. company guaranty 8 3/4s, 2009                             24,360
                                                                                                      -------------
                                                                                                            245,928

Metals (--%)
-------------------------------------------------------------------------------------------------------------------
             90,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                             92,025
             40,000 AK Steel Corp. 144A company guaranty 7 3/4s, 2012                                        40,900
              6,570 Anker Coal Group, Inc. company guaranty Ser. B, 14 1/4s,
                    2007 (In default) (NON)                                                                     329
             30,000 Oregon Steel Mills, Inc. 144A 1st mtge. 10s, 2009                                        30,450
                                                                                                      -------------
                                                                                                            163,704

Natural Gas Utilities (--%)
-------------------------------------------------------------------------------------------------------------------
            235,000 Kinder Morgan, Inc. sr. notes 6 1/2s, 2012                                              241,571

Oil & Gas (0.2%)
-------------------------------------------------------------------------------------------------------------------
            165,000 Amerada Hess Corp. notes 5.9s, 2006                                                     173,663
            100,000 Canadian Natural Resources, Ltd. notes 7.2s, 2032 (Canada)                              108,463
            160,000 Canadian Natural Resources, Ltd. sr. notes 6.45s, 2033 (Canada)                         157,773
            460,000 Conoco Funding Co. company guaranty 5.45s, 2006                                         487,713
             60,000 El Paso Energy Partners LP company guaranty Ser. B, 8 1/2s, 2011                         54,600
             29,000 Forest Oil Corp. sr. notes 8s, 2011                                                      30,740
             27,000 Forest Oil Corp. sr. notes 8s, 2008                                                      28,620
            565,000 Kerr-McGee Corp. company guaranty 6 7/8s, 2011                                          622,603
            375,000 Louis Dreyfus Natural Gas Corp. notes 6 7/8s, 2007                                      407,271
             90,000 Midamerican Energy Holdings Co. 144A sr. notes 4 5/8s, 2007                              86,840
             28,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                          29,540
            670,000 Occidental Petroleum Corp. 144A Structured Notes 6.019%,
                    2004 (issued by STEERS Credit Trust 2001)                                               700,150
            395,000 Phillips Petroleum Co. notes 8 3/4s, 2010                                               488,691
             30,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                              35,150
            220,000 Union Oil Company of California company guaranty 7 1/2s, 2029                           242,019
             51,000 Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012                                           52,785
             63,000 XTO Energy, Inc. sr. notes 7 1/2s, 2012                                                  66,780
                                                                                                      -------------
                                                                                                          3,773,401

Pharmaceuticals (--%)
-------------------------------------------------------------------------------------------------------------------
             48,000 Biovail Corp. sr. sub. notes 7 7/8s, 2010 (Canada)                                       49,440

Power Producers (--%)
-------------------------------------------------------------------------------------------------------------------
             10,000 Midland Funding II Corp. debs. Ser. A, 11 3/4s, 2005                                     10,100
            104,000 Mirant Americas Generation, Inc. sr. notes 8.3s, 2011                                    49,920
             44,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)
                    (In default) (NON)                                                                       39,600
                                                                                                      -------------
                                                                                                             99,620

Publishing (--%)
-------------------------------------------------------------------------------------------------------------------
             70,000 PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                             64,575

Railroads (--%)
-------------------------------------------------------------------------------------------------------------------
            215,000 CSX Corp. notes 4 7/8s, 2009                                                            211,739

Real Estate (0.1%)
-------------------------------------------------------------------------------------------------------------------
            260,000 Archstone-Smith Operating Trust notes 5s, 2007 (R)                                      258,254
             25,000 Crescent Real Estate Equities LP sr. notes 9 1/4s, 2009                                  25,750
            175,000 EOP Operating LP sr. notes 7s, 2011                                                     186,586
            470,000 Simon Property Group LP 144A notes 6 3/8s, 2007                                         495,533
                                                                                                      -------------
                                                                                                            966,123

Regional Bells (--%)
-------------------------------------------------------------------------------------------------------------------
             90,000 Telus Corp. notes 8s, 2011 (Canada)                                                      84,150
            120,000 Telus Corp. notes 7 1/2s, 2007 (Canada)                                                 114,000
            225,000 Verizon Global Funding Corp. notes 7 1/4s, 2010                                         246,895
                                                                                                      -------------
                                                                                                            445,045

Restaurants (--%)
-------------------------------------------------------------------------------------------------------------------
             60,000 Yum! Brands, Inc. sr. notes 8 7/8s, 2011                                                 65,700
             70,000 Yum! Brands, Inc. sr. notes 7.65s, 2008                                                  73,500
                                                                                                      -------------
                                                                                                            139,200

Retail (0.1%)
-------------------------------------------------------------------------------------------------------------------
             35,000 Autonation, Inc. company guaranty 9s, 2008                                               36,750
             15,000 Dillards, Inc. notes 6.43s, 2004                                                         14,850
            460,000 Fred Meyer Inc. Holding Co. company guaranty 7.45s, 2008                                510,879
             64,000 Gap, Inc. (The) notes 6.9s, 2007                                                         62,720
            100,000 JC Penney Company, Inc. notes 7.6s, 2007                                                 99,500
             85,000 Saks, Inc. company guaranty 8 1/4s, 2008                                                 85,000
             50,000 Southland Corp. debs. Ser. A, 4 1/2s, 2004                                               46,500
            120,000 Southland Corp. sr. sub. deb. 5s, 2003                                                  115,200
                                                                                                      -------------
                                                                                                            971,399

Shipping (--%)
-------------------------------------------------------------------------------------------------------------------
             69,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                                  58,305

Technology (--%)
-------------------------------------------------------------------------------------------------------------------
             17,000 Unisys Corp. sr. notes 8 1/8s, 2006                                                      17,765

Telecommunications (0.1%)
-------------------------------------------------------------------------------------------------------------------
            190,000 British Telecommunications PLC notes 8 3/8s, 2010
                    (United Kingdom)                                                                        221,143
             70,000 CenturyTel, Inc. 144A sr. notes 7 7/8s, 2012                                             79,703
            350,000 Cingular Wireless, LLC sr. notes 5 5/8s, 2006                                           357,634
            100,000 Citizens Communications Co. notes 9 1/4s, 2011                                          112,355
            250,000 France Telecom notes 7 3/4s, 2011 (France)                                              280,304
            155,000 PanAmSat Corp. 144A sr. notes 8 3/4s, 2012                                              151,125
             18,000 Rogers Cantel, Ltd. sr. notes Ser. (a), 8.3s, 2007 (Canada)                              16,560
            235,000 Sprint Capital Corp. company guaranty 8 3/4s, 2032                                      204,384
            620,000 Verizon Wireless, Inc. notes 5 3/8s, 2006                                               620,496
                                                                                                      -------------
                                                                                                          2,043,704

Textiles (--%)
-------------------------------------------------------------------------------------------------------------------
             50,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                               49,375

Tire & Rubber (--%)
-------------------------------------------------------------------------------------------------------------------
             64,000 Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011                                      46,153

Tobacco (--%)
-------------------------------------------------------------------------------------------------------------------
            185,000 Philip Morris Companies, Inc. notes 7 1/8s, 2004                                        195,568

Toys (--%)
-------------------------------------------------------------------------------------------------------------------
             40,000 Hasbro, Inc. notes 6.15s, 2008                                                           39,200

Waste Management (--%)
-------------------------------------------------------------------------------------------------------------------
            135,000 Browning-Ferris Industries, Inc. debs. 7.4s, 2035                                       105,300
            124,000 Waste Management, Inc. sr. notes 7 3/8s, 2010                                           132,150
            260,000 Waste Management, Inc. sr. notes 6 1/2s, 2008                                           265,039
                                                                                                      -------------
                                                                                                            502,489
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $35,199,872)                                  $34,929,179

CONVERTIBLE PREFERRED STOCKS (1.5%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                  2 Anker Coal Group, Inc. 14.25% cv. pfd.                                                      $10
             65,220 Anthem, Inc. $3.00 units cv. pfd.                                                     4,842,585
             23,446 Boise Cascade Corp. $7.50 units cv. pfd.                                              1,052,139
            316,541 Ford Motor Company Capital Trust II $3.25 cum. cv. pfd.                              14,204,777
             96,400 General Motors Corp. $1.313 cv. pfd.                                                  2,265,400
            166,790 Motorola, Inc. zero % units cv. pfd.                                                  6,442,264
              3,109 Platinum Underwriters $1.75 cv. pfd. (Bermuda)                                           88,218
             17,533 Raytheon Co. zero % cv. pfd.                                                            902,950
            141,533 TXU Corp. zero % units cv. pfd.                                                       3,573,708
                                                                                                      -------------
                    Total Convertible Preferred Stocks (cost $37,900,874)                             $  33,372,051

COLLATERALIZED MORTGAGE OBLIGATIONS (1.1%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Arc Net Interest Margin Trust
           $216,443 Ser. 02-5A, Class A, 7 3/4s, 2032                                                      $215,050
            195,027 Ser. 02-2, Class A, 7 3/4s, 2032                                                        194,702
             13,198 FRN Ser. 01-5A, Class A, 2.08s, 2008                                                     13,165
            167,802 Arc Net Interest Margin Trust 144A Ser. 02-1A, Class A,
                    7 3/4s, 2032                                                                            167,773
            233,445 Banc of America Commercial Mortgage, Inc. Ser. 00-2, Class A1,
                    7.02s, 2009                                                                             254,966
            160,400 Bear Stearns Commercial Mortgage Securitization Corp.
                    Ser. 99-WF2, Class A1, 6.8s, 2008                                                       173,583
            141,149 Chase Commercial Mortgage Securities Corp. Ser. 98-1,
                    Class A1, 6.34s, 2006                                                                   147,677
            428,932 Chase Manhattan Bank-First Union National Ser. 99-1,
                    Class A1, 7.134s, 2007                                                                  466,866
            400,000 Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
                    Class A3, 6.57s, 2007                                                                   431,500
          5,903,943 Commercial Mortgage Asset Trust Ser. 99-C1, Class X,
                    Interest Only (IO), 0.92s, 2020                                                         335,325
                    Countrywide Home Loan
            360,000 Ser. 98-A12, Class A14, 8s, 2028                                                        369,708
            265,000 Ser. 98-3, Class A5, 6 3/4s, 2028                                                       271,357
            365,000 Countrywide Mortgage Backed Securities, Inc. Ser. 93-C,
                    Class A8, 6 1/2s, 2024                                                                  376,021
                    CS First Boston Mortgage Securities Corp.
            590,000 Ser. 98-C1, Class A1B, 6.48s, 2008                                                      646,327
            295,746 Ser. 01-CK3, Class A1, 5.26s, 2006                                                      305,958
             57,153 Ser. 01-CKN5, Class A1, 3.801s, 2006                                                     58,066
            960,562 DLJ Commercial Mortgage Corp. Ser. 00-CKP1, Class A1A,
                    6.93s, 2009                                                                           1,043,488
                    Fannie Mae
            837,185 Ser. 02-36, Class SJ, 15 1/2s, 2029                                                     925,749
          1,175,584 Ser. 02-W4, Class A5, 7 1/2s, 2042                                                    1,268,987
            582,115 Ser. 01-T10, Class A2, 7 1/2s, 2041                                                     628,366
            408,761 Ser. 01-T12, Class A2, 7 1/2s, 2031                                                     441,239
            794,020 Ser. 01-T8, Class A1, 7 1/2s, 2031                                                      857,107
            665,353 Ser. 01-T7, Class A1, 7 1/2s, 2031                                                      718,217
            489,949 Ser. 00-T6, Class A1, 7 1/2s, 2030                                                      528,877
          1,100,141 Ser. 01-T4, Class A1, 7 1/2s, 2028                                                    1,187,550
            185,000 Ser. 02-T18, Class A3, 7s, 2042                                                         196,938
          1,789,344 Ser. 02-T16, Class A2, 7s, 2032                                                       1,904,812
            330,170 Ser. 02-27, Class SQ, IO, 6.62s, 2032                                                    18,366
          1,813,894 Ser. 02-36, Class QH, IO, 6.67s, 2031                                                   124,735
          7,845,088 Ser. 01-T12, Class IO, 0.57s, 2041                                                      139,741
          5,953,193 Ser. 02-T1, IO, 0.43s, 2031                                                              80,011
             14,586 Ser. 02-W4, PO, zero %, 2042                                                             10,575
             12,782 Ser. 02-T4, PO, zero %, 2031                                                              9,267
             32,761 Ser. 02-T1, PO, zero %, 2031                                                             23,751
              9,800 Ser. 02-T6, PO, zero %, 2031                                                              7,105
              4,715 Ser. 01-T12, PO, zero %, 2031                                                             3,418
             44,233 Ser. 01-T7, PO, zero %, 2031                                                             32,069
             36,056 Ser. 00-T6, PO, zero %, 2030                                                             26,140
             11,610 Ser. 02-W7, PO, zero %, 2029                                                              8,418
             25,448 Ser. 01-T3, PO, zero %, 2029                                                             18,450
             15,229 Ser. 02-W3, PO, zero %, 2028                                                             11,041
            131,548 Ser. 01-T4, PO, zero %, 2028                                                             95,373
              8,911 Ser. 01-T1, PO, zero %, 2028                                                              6,461
          1,190,000 FFCA Secured Lending Corp. 144A Ser. 00-1, Class A2, 7.77s, 2027                      1,319,041
             60,296 First Union National Bank Commercial Mortgage Ser. 00-C1,
                    Class A1, 7.739s, 2032                                                                   66,796
            171,836 First Union-Lehman Brothers Commercial Mortgage Trust II
                    Ser. 97-C1, Class A2, 7.3s, 2029                                                        180,857
                    Freddie Mac
            558,340 Ser. 2028, Class SG, IO, 13.2s, 2023                                                     69,793
          1,200,418 Ser. 2422, Class IB, IO, 6 1/2s, 2028                                                    92,282
            160,061 Ser. 2355, Class WI, IO, 6 1/2s, 2026                                                     8,977
            270,000 GE Capital Mortgage Services, Inc. Ser. 98-11, Class 2A4,
                    6 3/4s, 2028                                                                            280,582
            442,400 General Growth Properties-Mall Properties Trust FRB Ser.
                    01-C1A, Class D3, 3.631s, 2014                                                          442,262
            636,000 GMAC Commercial Mortgage Securities, Inc. Ser. 97-C2,
                    Class A2, 6.55s, 2007                                                                   676,247
            392,784 Government National Mortgage Association Ser. 98-2,
                    Class EA, PO, zero %, 2028                                                              345,895
                    GS Mortgage Securities Corp. II
            255,000 Ser. 97-GL, Class A2D, 6.94s, 2030                                                      282,054
            425,000 Ser. 01-LIB, Class A2, 6.615s, 2016                                                     449,091
                    Housing Securities Inc.
            115,958 Ser. 93-F, Class F9M2, 7s, 2023                                                         116,839
              8,719 Ser. 94-1, Class AB1, 6 1/2s, 2009                                                        8,513
            626,748 JP Morgan Commercial Mortgage Finance Corp. Ser. 00-C9,
                    Class A1, 7.59s, 2032                                                                   680,217
             67,865 LB Commercial Conduit Mortgage Trust Ser. 98-C4,
                    Class A1A, 5.87s, 2006                                                                   71,088
                    LB-UBS Commercial Mortgage Trust
            751,415 Ser. 00-C3, Class A1, 7.95s, 2009                                                       839,755
            699,703 Ser. 00-C4, Class A1, 7.18s, 2009                                                       771,282
            601,608 Merit Securities Corp. Ser. 11PA, Class 3A1, FRB, 2.44s, 2027                           599,328
                    Merrill Lynch Mortgage Investors, Inc.
             25,000 Ser. 96-C2, Class A3, 6.96s, 2028                                                        27,324
             69,256 Ser. 98-C2, Class A1, 6.22s, 2030                                                        72,067
            213,814 Morgan Stanley Capital I Ser. 98-CF1, Class A1, 6.33s, 2007                             223,602
            115,117 Morgan Stanley Dean Witter Capital I Ser. 00-LIF2, Class A1,
                    6.96s, 2008                                                                             126,430
                    Morgan Stanley Dean Witter Capital I 144A
             83,618 FRB Ser. 01-XLF, Class D, 3.6s, 2013                                                     83,500
             60,670 FRB Ser. 01-XLF, Class E, 3.16s, 2013                                                    60,082
             15,567 Prudential Home Mortgage Securities Ser. 92-25, Class B3, 8s, 2022                       15,638
                    Prudential Home Mortgage Securities 144A
             35,637 Ser. 94-31, Class B3, 8s, 2009                                                           35,614
            156,644 Ser. 95-D, Class 5B, 7.54s, 2024                                                        159,483
            128,024 Ryland Mortgage Securities Corp. Ser. 94-7C, Class B1,
                    7.359s, 2025                                                                            128,824
            250,000 Starwood Asset Receivables Trust Ser. 02-1A, Class F,
                    FRN, 2.71s, 2020                                                                        249,688
            663,678 TIAA Retail Commercial Mortgage Trust Ser. 1999-1,
                    Class A, 7.17s, 2032                                                                    722,016
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations (cost $23,563,392)                        $23,949,462

CONVERTIBLE BONDS AND NOTES (0.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $2,677,000 Freeport-McMoRan Copper & Gold, Inc. cv. sr. notes 8 1/4s, 2006                      $3,600,565
          1,700,000 Freeport-McMoRan Copper & Gold, Inc. 144A cv. sr. notes
                    8 1/4s, 2006                                                                          2,286,500
          1,160,000 JC Penney Co., Inc. cv. sub. notes 5s, 2008                                           1,249,900
          5,524,000 Rite Aid Corp. cv. notes 4 3/4s, 2006                                                 3,901,311
         10,320,000 Service Corp. International cv. sub. notes 6 3/4s, 2008                               8,010,900
                                                                                                      -------------
                    Total Convertible Bonds and Notes (cost $20,886,927)                                $19,049,176

ASSET-BACKED SECURITIES (0.7%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
           $193,000 Advanta Mortgage Loan Trust Ser. 00-1, Class A4, 8.61s, 2028                           $213,031
                    Amortizing Residential Collateral Trust
          2,679,091 Ser. 01-BC6, Class AIO, IO, 6s, 2004                                                    161,814
          1,530,000 Ser. 02-BC1, Class AIO, IO, 6s, 2005                                                     99,028
            170,000 Ser. 02-BC1, Class M2, FRN, 2.98s, 2032                                                 163,406
          2,957,727 Ser. 02-BC3, Class AIO, IO, 6s, 2005                                                    233,489
            221,415 Ser. 02-BC3N, Class B2, 7s, 2032                                                        219,318
          3,494,000 Ser. 02-BC5, Class AIO, IO, 6s, 2004                                                    213,791
          2,910,000 Ser. 02-BC6, Class A, IO, 6s, 2004                                                      191,935
            230,000 Ser. 02-BC6, Class M2, FRN, 2.58s, 2032                                                 220,836
          3,400,000 Ser. 02-BC7, Class AIO, IO, 6s, 2004                                                    240,407
          5,500,000 Ser. 02-BC8, Class AIO, IO, 6s, 2004                                                    414,942
          1,417,000 Ser. 02-BC9, Class A, IO, 6s, 2004                                                      114,910
            220,000 Arc Net Interest Margin Trust 144A Ser. 02-8A, Class A1,
                    7 3/4s, 2032                                                                            218,187
            231,000 Asset Backed Funding Certificates FRN Ser. 02-OPT1,
                    Class M3, 2.78s, 2012                                                                   222,590
                    Asset Backed Funding Corp. NIM Trust
            106,667 Ser. 02-WF1, 9.32s, 2032                                                                105,600
            193,058 NIM Trust Ser. 02-NC1, Class N1, 8.84s, 2033                                            192,515
            460,000 Asset Backed Securities Corp. Home Equity Loan Trust Ser.
                    02-HE2, Class M2, FRN, 2.93s, 2032                                                      439,731
          2,709,000 Asset Backed Securities Corp. Home Equity Loan Trust, Ser.
                    02-HE1, Class AIO, IO, 5.05s, 2032                                                      176,020
            488,000 Bank One Issuance Trust Ser. 02-C1, Class C1, FRN, 2.341s, 2007                         482,091
                    Bayview Financial Acquisition Trust
            265,332 Ser. 01-DA, Class M3, FRN, 2.78s, 2031                                                  261,103
            270,000 Ser. 02-CA, Class A, IO, 10.5s, 2004                                                     28,898
         16,183,996 Bayview Financial Acquisition Trust 144A Ser. 02-XA,
                    Class AIO1, IO, 1.32s, 2005                                                             159,311
                    Chase Funding Net Interest Margin
             98,576 Ser. 02-1, Class Note, 8 1/2s, 2035                                                      97,926
            190,534 Ser. 02-2, 8 1/2s, 2032                                                                 190,534
             77,211 Ser. 02-C1, Class Note, 8 1/2s, 2035                                                     76,701
             97,526 Chase Funding Net Interest Margin 144A Ser. 02-3,
                    Class Note, 8 1/2s, 2035                                                                 97,526
                    Conseco Finance Securitizations Corp.
          1,040,000 Ser. 00-4, Class A6, 8.31s, 2032                                                        971,200
            545,000 Ser. 01-04, Class A4, 7.36s, 2019                                                       486,985
            370,000 Ser. 01-3, Class A4, 6.91s, 2031                                                        320,449
            250,000 Ser. 01-4, Class B1, 9.4s, 2010                                                         125,000
            933,313 Ser. 02-1, Class A, 6.681s, 2033                                                        896,976
            295,000 Ser. 02-1, Class M2, 9.546s, 2033                                                       236,000
            790,731 Ser. 02-2, Class AIO, IO, 8.5s, 2010                                                    256,908
          2,671,314 Conseco Recreational Enthusiast Consumer Trust Ser. 01-A,
                    Class APIO, IO, 5s, 2025                                                                173,419
            308,000 Consumer Credit Reference IDX Securities Ser. 02-1A,
                    Class A, FRB, 3.82s, 2007                                                               301,936
            772,315 First Franklin Mortgage Loan Asset Backed Certificates
                    Ser. 02-FF3, Class A, IO, 6s, 2004                                                       54,088
            257,220 First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023                             261,298
            890,000 Green Tree Financial Corp. Ser. 99-5, Class A5, 7.86s, 2029                             826,147
                    Home Equity Asset Trust
            425,000 Ser. 02-1, Class M2, 3.24s, 2032                                                        409,159
             82,762 Ser. 02-1N, Class A, 8s, 2032                                                            80,693
            241,000 FRN Ser. 02-2, Class M2, 2.73s, 2032                                                    231,661
          2,230,930 Lehman Manufactured Housing Ser. 98-1, Class 1, IO, 0.81s, 2028                          44,471
            365,000 LNR CDO, Ltd. Ser. 02-1A, Class FFL, 4.589s, 2037                                       341,503
                    Madison Avenue Manufactured Housing Contract
            272,097 Ser. 02-A, Class B1, FRN, 4.63s, 2032                                                   204,073
         20,721,869 Ser. 02-A, IO, 0.3s, 2032                                                               246,072
            334,000 Marriot Vacation Club Owner Trust 144A FRB Ser. 02-1A,
                    Class A1, 2.087s, 2010                                                                  334,000
            148,704 Mid-State Trust Ser. 10, Class B, 7.54s, 2026                                           145,706
                    Morgan Stanley Dean Witter Capital I
             31,000 Ser. 01-AM1, Class M2, FRN, 2.78s, 2032                                                  30,138
            105,000 Ser. 01-NC3, Class B1, FRN 3.83s, 2031                                                   99,766
            402,000 Ser. 01-NC4, Class B1, FRN, 3.88s, 2032                                                 381,837
            130,000 Ser. 02-AM2, Class B1, FRN, 3.63s, 2032                                                 121,936
            400,000 Ser. 02-HE1, Class B1, FRN, 3.18s, 2013                                                 366,875
            231,000 Ser. 02-NC3, Class M2, FRN, 2.68s, 2032                                                 219,820
            163,097 NC Finance Trust Ser. 02-1, 9 1/4s, 2032                                                162,282
            217,286 Option One Mortgage Securities Corp. Ser. 02-2A, Class CFTS,
                    8.83s, 2032                                                                             217,218
                    Pass-Through Amortizing Credit Card Trust
            215,143 Ser. 02-1A, Class A3FL, 4.839s, 2012                                                    214,337
            288,292 Ser. 02-1A, Class A4FL, 7.339s, 2012                                                    287,211
          1,757,460 Residential Asset Securities Corp. Ser. 02-KS6, Class AIO,
                    IO, 4 1/2s, 2005                                                                         74,967
          1,743,000 Structured Asset Securities Corp. Ser. 02-BC1, Class A,
                    IO, 6s, 2004                                                                            141,346
            243,985 Xerox Equipment Lease Owner Trust 144A FRB Ser. 01-1,
                    Class A, 3.38s, 2008                                                                    243,984
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $15,742,903)                                    $14,745,101

PREFERRED STOCKS (--%) (a) (cost $660,547)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
            695,000 First Union Capital II Ser. A, 7.95% pfd.                                              $779,549

WARRANTS (--%) (a) (NON)                                                                  EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                  1 Anker Coal Group, Inc. 144A                                           10/28/09               $1
                 73 Sun Healthcare Group, Inc.                                            2/28/05                 1
                                                                                                      -------------
                    Total Warrants (cost $2,611)                                                                 $2

SHORT-TERM INVESTMENTS (3.8%) (a)
PRINCIPAL AMOUNT/SHARES                                                                                       VALUE
-------------------------------------------------------------------------------------------------------------------
         $5,648,133 Short-term investments held as collateral for loaned securities with yields ranging from 1.19% to 1.99%
                    and due dates ranging from December 2, 2002
                    to January 17, 2003 (d)                                                              $5,177,355
         78,080,183 Short-term investments held in Putnam commingled cash account with yields ranging from 1.23%
                    to 1.80% and due dates ranging from December 2, 2002
                    to January 22, 2003 (d)                                                              78,080,183
                                                                                                      -------------
                    Total Short-Term Investments (cost $83,257,538)                                     $83,257,538
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $2,238,914,207)                                          $2,226,446,688
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $2,207,742,789.

(NON) Non-income-producing security.

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 2002.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR after the name of a foreign holding stands for American Depositary
      Receipts representing ownership of foreign securities on deposit with a custodian bank.

      TBA after the name of a security represents to be announced securities
      (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
      (FRN) are the current interest rates shown at November 30, 2002, change based on the terms of the security.


------------------------------------------------------------------------------

Futures Contracts Outstanding at November 30, 2002

                                                                 Unrealized
                        Total     Aggregate Face  Expiration    Appreciation/
                        Value         Value          Date      (Depreciation)
------------------------------------------------------------------------------
U.S. Treasury Note
10 yr (Short)       $10,222,063   $10,370,243       Mar-03        $148,180
U.S. Treasury Note
10 yr (Short)         4,050,563     4,058,813       Dec-02           8,250
------------------------------------------------------------------------------
                                                                  $156,430
------------------------------------------------------------------------------
Credit Default Contracts Outstanding at November 30, 2002
(premiums received $340,818)

Notional                                                               Market
Amount                                                                 Value
------------------------------------------------------------------------------
 $195,000 Agreement with Deutsche Bank AG effective June 3, 2002, maturing on June 15, 2006, to receive a premium equal to
          5.469% times the notional amount. Upon a credit default
          event of TXU 6.375% due 6/15/06 the fund makes a payment
          of the proportional notional amount times the difference
          between the par value and the then-market value of
          TXU 6.375%.                                                  $38,201

2,000,000 Agreement with JPMorgan Chase Bank effective May 14, 2002, maturing on May 15, 2007, to receive a premium equal to
          17.171% times the notional amount. For each credit default event related to one of the 100 issues within the HYDI
          100 8.75%, 5/15/07 Bond Index, the fund makes a payment
          of the proportional notional amount times the difference
          between the par value and the then-market value of the
          defaulted issue.                                             323,380
------------------------------------------------------------------------------
                                                                      $361,581
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value, including $5,643,820 of securities
on loan (identified cost $2,238,914,207) (Note 1)                            $2,226,446,688
-------------------------------------------------------------------------------------------
Cash                                                                                665,897
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         5,314,054
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            5,745,149
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    3,236,119
-------------------------------------------------------------------------------------------
Total assets                                                                  2,241,407,907

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                43,466
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 20,274,579
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        3,472,338
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      2,713,696
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          318,873
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        88,342
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,552
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,040,003
-------------------------------------------------------------------------------------------
Credit default contract outstanding, at value (premiums received
$340,818) (Note 1)                                                                  361,581
-------------------------------------------------------------------------------------------
Collateral on securities loaned, at value (Note 1)                                5,177,355
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              172,333
-------------------------------------------------------------------------------------------
Total liabilities                                                                33,665,118
-------------------------------------------------------------------------------------------
Net assets                                                                   $2,207,742,789

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $2,353,607,708
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      8,236,325
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                          (141,769,392)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (12,331,852)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $2,207,742,789

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,395,261,326 divided by 106,079,969 shares)                                       $13.15
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $13.15)*                              $13.95
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($520,369,030 divided by 39,868,178 shares)**                                        $13.05
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($40,599,715 divided by 3,100,261 shares)**                                          $13.10
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($99,382,325 divided by 7,609,156 shares)                                            $13.06
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $13.06)*                              $13.53
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($152,130,393 divided by 11,564,221 shares)                                          $13.16
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended November 30, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $112,893)                                      $43,550,175
-------------------------------------------------------------------------------------------
Interest                                                                         12,144,993
-------------------------------------------------------------------------------------------
Securities lending                                                                   93,974
-------------------------------------------------------------------------------------------
Total investment income                                                          55,789,142

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 11,265,782
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    3,373,000
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    36,988
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     25,612
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             3,337,760
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             5,296,680
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               362,685
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                               679,379
-------------------------------------------------------------------------------------------
Other                                                                             1,243,064
-------------------------------------------------------------------------------------------
Total expenses                                                                   25,620,950
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (367,626)
-------------------------------------------------------------------------------------------
Net expenses                                                                     25,253,324
-------------------------------------------------------------------------------------------
Net investment income                                                            30,535,818
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                               (128,485,892)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                    (850,136)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                            (245)
-------------------------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)                              (83,245)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, TBA sale commitments,
futures contracts, and credit default contracts during the year                 (84,267,420)
-------------------------------------------------------------------------------------------
Net loss on investments                                                        (213,686,938)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                          $(183,151,120)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended November 30
                                                                      ---------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                 $30,535,818           $24,235,030
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and
foreign currency transactions                                        (129,419,518)           26,136,371
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments
and assets and liabilities in foreign currencies                      (84,267,420)          (48,737,175)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                      (183,151,120)            1,634,226
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
 From net investment income
   Class A                                                            (18,192,028)          (19,205,371)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (3,196,884)           (4,783,167)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (235,689)             (222,214)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (833,256)             (686,913)
-------------------------------------------------------------------------------------------------------
   Class Y                                                             (1,897,912)           (1,056,519)
-------------------------------------------------------------------------------------------------------
 From net realized long-term gain on investments
   Class A                                                            (15,355,732)           (6,509,578)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (6,706,294)           (2,882,561)
-------------------------------------------------------------------------------------------------------
   Class C                                                               (397,247)              (96,614)
-------------------------------------------------------------------------------------------------------
   Class M                                                               (938,998)             (306,002)
-------------------------------------------------------------------------------------------------------
   Class Y                                                             (1,204,123)             (263,850)
-------------------------------------------------------------------------------------------------------
 From net realized short-term gain on investments
   Class A                                                             (2,345,993)                   --
-------------------------------------------------------------------------------------------------------
   Class B                                                             (1,024,489)                   --
-------------------------------------------------------------------------------------------------------
   Class C                                                                (60,686)                   --
-------------------------------------------------------------------------------------------------------
   Class M                                                               (142,422)                   --
-------------------------------------------------------------------------------------------------------
   Class Y                                                               (183,949)                   --
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     461,103,585           363,867,999
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                          225,236,763           329,489,436

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   1,982,506,026         1,653,016,590
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
of $8,236,325 and $2,377,656, respectively)                        $2,207,742,789        $1,982,506,026
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.62       $14.86       $15.76       $16.94       $16.04
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (c)                .23          .23          .26          .26          .27
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.30)        (.13)         .62          .37         1.68
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.07)         .10          .88          .63         1.95
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.19)        (.25)        (.25)        (.24)        (.28)
-----------------------------------------------------------------------------------------------------
From net
realized gain on investments            (.21)        (.09)       (1.53)       (1.57)        (.77)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.40)        (.34)       (1.78)       (1.81)       (1.05)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.15       $14.62       $14.86       $15.76       $16.94
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (7.52)         .70         6.81         4.16        12.91
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,395,261   $1,247,244   $1,074,958   $1,150,143   $1,114,690
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.00          .97          .96          .94          .99
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.65         1.55         1.88         1.62         1.68
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 59.27 (d)    70.40 (d)    74.41       112.36        94.77
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.51       $14.75       $15.64       $16.83       $15.95
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (c)                .12          .12          .16          .14          .15
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.29)        (.13)         .62          .36         1.66
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.17)        (.01)         .78          .50         1.81
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.08)        (.14)        (.14)        (.12)        (.16)
-----------------------------------------------------------------------------------------------------
From net
realized gain on investments            (.21)        (.09)       (1.53)       (1.57)        (.77)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.29)        (.23)       (1.67)       (1.69)        (.93)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.05       $14.51       $14.75       $15.64       $16.83
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (8.22)        (.06)        6.06         3.34        12.04
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $520,369     $535,367     $469,748     $631,736     $638,660
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.75         1.72         1.71         1.69         1.74
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .90          .80         1.13          .87          .95
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 59.27(d)     70.40 (d)    74.41       112.36        94.77
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                  Feb. 1, 1999+
operating performance                        Year ended November 30         to Nov. 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.56       $14.81       $15.71       $15.76
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (c)                .12          .12          .16          .13
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.28)        (.13)         .62         (.02)
----------------------------------------------------------------------------------------
Total from
investment operations                  (1.16)        (.01)         .78          .11
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.09)        (.15)        (.15)        (.16)
----------------------------------------------------------------------------------------
From net
realized gain on investments            (.21)        (.09)       (1.53)          --
----------------------------------------------------------------------------------------
Total distributions                     (.30)        (.24)       (1.68)        (.16)
----------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.10       $14.56       $14.81       $15.71
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (8.15)        (.06)        6.02          .68*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $40,600      $31,813      $15,380      $13,092
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.75         1.72         1.71         1.40*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                .90          .80         1.13          .74*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 59.27 (d)    70.40 (d)    74.41       112.36
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended November 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.52       $14.76       $15.66       $16.85       $15.96
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (c)                .25          .16          .19          .18          .19
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.38)        (.13)         .62          .36         1.67
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.13)         .03          .81          .54         1.86
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.12)        (.18)        (.18)        (.16)        (.20)
-----------------------------------------------------------------------------------------------------
From net
realized gain on investments            (.21)        (.09)       (1.53)       (1.57)        (.77)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.33)        (.27)       (1.71)       (1.73)        (.97)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.06       $14.52       $14.76       $15.66       $16.85
-----------------------------------------------------------------------------------------------------
Total return
at net asset value (%)(a)              (7.93)         .20         6.28         3.60        12.35
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $99,382      $70,250      $50,033      $60,128      $58,891
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.50         1.47         1.46         1.44         1.49
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.16         1.05         1.38         1.12         1.17
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 59.27 (d)    70.40 (d)    74.41       112.36        94.77
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
                                                                                       For the period
Per-share                                                                              Oct. 1, 1998+
operating performance                             Year ended November 30                 to Nov. 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $14.62       $14.86       $15.76       $16.94       $14.88
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (c)                .19          .27          .29          .31          .05
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments             (1.22)        (.13)         .63          .36         2.01
-----------------------------------------------------------------------------------------------------
Total from
investment operations                  (1.03)         .14          .92          .67         2.06
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.22)        (.29)        (.29)        (.28)          --
-----------------------------------------------------------------------------------------------------
From net
realized gain on investments            (.21)        (.09)       (1.53)       (1.57)          --
-----------------------------------------------------------------------------------------------------
Total distributions                     (.43)        (.38)       (1.82)       (1.85)          --
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $13.16       $14.62       $14.86       $15.76       $16.94
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                 (7.22)         .96         7.08         4.42        13.84*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $152,130      $97,831      $42,898      $50,150      $10,057
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .75          .72          .71          .69          .12*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.91         1.77         2.13         1.87          .33*
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 59.27 (d)    70.40 (d)    74.41       112.36        94.77
-----------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(d) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
November 30, 2002

Note 1
Significant accounting policies

Putnam Equity Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the fund is to seek current income by investing primarily in a diversified portfolio of income-producing equity securities. Capital growth is a secondary objective when consistent with seeking current income.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements. Effective January 21, 2003, the fund will issue class R shares. These shares will have no front-end or back-end sales charge, but will have a 0.50% 12b-1 fee.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

E) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Options traded over-the-counter are valued using prices supplied by dealers.

F) Credit default contracts The fund may engage in credit default contracts where one party, the protection buyer, makes an upfront payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the funds books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recorded, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform.

G) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than .01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

H) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

I) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At November 30, 2002, the value of securities loaned amounted to $5,643,820 The fund received cash collateral of $5,177,355 which is pooled with collateral of other Putnam funds into 31 issuers of high grade short-term investments.

J) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended November 30, 2002, the fund had no borrowings against the line of credit.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2002, the fund had a capital loss carryover of approximately $104,678,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on November 30, 2010. Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending November 30, 2003 approximately $7,523,000 of losses recognized during the period November 1, 2002 to November 30, 2002.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, post-October loss deferrals, nontaxable dividends, defaulted bond interest, realized and unrealized gains and losses on certain futures contracts and market discount. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2002, the fund reclassified $321,380 to decrease undistributed net investment income and $184 to decrease paid-in-capital, with a decrease to accumulated net realized losses of $321,564.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation                         $169,209,612
Unrealized depreciation                         (210,910,200)
                                        --------------------
Net unrealized depreciation                      (41,700,588)
Undistributed ordinary income                      8,072,053
Capital loss carryforward                        104,678,275
Post October loss                                  7,523,031

Cost for federal income
tax purposes                                  $2,268,147,276

Note 2
Management fees, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million of average net assets, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2002, the fund's expenses were reduced by $367,626 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $2,221 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended November 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $506,998 and $8,402 from the sale of class A and class M shares, respectively, and received $1,006,720 and $6,377 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended November 30, 2002, Putnam Retail Management, acting as underwriter received $17,173 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended November 30, 2002, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $1,438,804,471 and $1,033,232,107, respectively. Purchases and sales of U.S. government obligations aggregated $483,731,749 and $479,760,101 respectively.

Note 4
Capital shares

At November 30, 2002, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 48,815,430        $672,539,410
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             2,311,678          32,645,364
---------------------------------------------------------------------------
                                            51,127,108         705,184,774

Shares repurchased                         (30,377,303)       (410,107,001)
---------------------------------------------------------------------------
Net increase                                20,749,805        $295,077,773
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 29,641,614        $442,764,605
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,578,216          22,982,669
---------------------------------------------------------------------------
                                            31,219,830         465,747,274

Shares repurchased                         (18,240,293)       (272,070,224)
---------------------------------------------------------------------------
Net increase                                12,979,537        $193,677,050
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 21,892,637        $299,035,852
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               682,803           9,682,661
---------------------------------------------------------------------------
                                            22,575,440         308,718,513

Shares repurchased                         (19,609,338)       (265,102,615)
---------------------------------------------------------------------------
Net increase                                 2,966,102         $43,615,898
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 15,949,914        $236,908,171
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               470,476           6,825,004
---------------------------------------------------------------------------
                                            16,420,390         243,733,175

Shares repurchased                         (11,374,981)       (167,883,484)
---------------------------------------------------------------------------
Net increase                                 5,045,409         $75,849,691
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,476,431         $34,195,448
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                42,766             605,058
---------------------------------------------------------------------------
                                             2,519,197          34,800,506

Shares repurchased                          (1,603,926)        (22,102,688)
---------------------------------------------------------------------------
Net increase                                   915,271         $12,697,818
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,922,329         $28,719,168
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                19,629             284,820
---------------------------------------------------------------------------
                                             1,941,958          29,003,988

Shares repurchased                            (795,400)        (11,762,502)
---------------------------------------------------------------------------
Net increase                                 1,146,558         $17,241,486
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,178,667         $58,860,807
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               131,345           1,845,825
---------------------------------------------------------------------------
                                             4,310,012          60,706,632

Shares repurchased                          (1,538,480)        (20,601,941)
---------------------------------------------------------------------------
Net increase                                 2,771,532         $40,104,691
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  2,241,588         $33,244,207
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                65,360             945,444
---------------------------------------------------------------------------
                                             2,306,948          34,189,651

Shares repurchased                            (858,756)        (12,746,543)
---------------------------------------------------------------------------
Net increase                                 1,448,192         $21,443,108
---------------------------------------------------------------------------

                                              Year ended November 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  7,300,599        $101,738,085
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               235,956           3,285,984
---------------------------------------------------------------------------
                                             7,536,555         105,024,069

Shares repurchased                          (2,665,043)        (35,416,664)
---------------------------------------------------------------------------
Net increase                                 4,871,512         $69,607,405
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  4,906,908         $71,977,140
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                91,172           1,320,369
---------------------------------------------------------------------------
                                             4,998,080          73,297,509

Shares repurchased                          (1,192,386)        (17,640,845)
---------------------------------------------------------------------------
Net increase                                 3,805,694         $55,656,664
---------------------------------------------------------------------------


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Transco
Trustee since 1997                 Killian Professor of          (formerly National Grid Group,
                                   Economics and                 a UK-based holding company
                                   Management and                with interests in electric and gas
                                   Director of the Center        transmission and distribution and
                                   for Energy and                telecommunications infrastructure),
                                   Environmental Policy          and the Whitehead Institute for
                                   Research, Massachusetts       Biomedical Research (a non-profit
                                   Institute of Technology       research institution). President of the
                                                                 Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of November 30, 2002,
  there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III
  is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith
  serve as Directors of Marsh & McLennan Companies, Inc.




OFFICERS

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:

Name, Address, 1 Date of Birth,    Length of Service with
Position(s) Held with Fund         the Putnam Funds              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian                Since 2002                    Senior Managing Director, Putnam
(1/13/56), Vice President and                                    Investments
Principal Executive Officer

Steven D. Krichmar                 Since 2002                    Managing Director, Putnam Investments.
(6/27/58), Vice President and                                    Prior to July 2001, Partner,
Principal Financial Officer                                      PricewaterhouseCoopers LLP

Michael T. Healy                   Since 2000                    Managing Director, Putnam Investments
(1/24/58), Assistant Treasurer
and Principal Accounting
Officer

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to October 2002, Chief Executive
                                                                 Officer, Lincoln National Investment
                                                                 Companies; prior to January 2000,
                                                                 President and Chief Operating Officer,
                                                                 United Asset Management; prior to
                                                                 January 1998, Partner and Director,
                                                                 Cooke & Bieler, Inc.

Richard G. Leibovitch              Since 1999                    Managing Director, Putnam Investments
(10/31/63), Vice President                                       and Putnam Management. Prior to 1999,
                                                                 Managing Director, J.P. Morgan

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management. Prior to November 1998,
                                                                 Managing Director, Merrill Lynch

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to 1998, Managing Director, Swiss
                                                                 Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Mark C. Trenchard                  Since 2002                    Senior Vice President, Putnam Investments
(6/5/62), Vice President

John R. Verani                     Since 1988                    Senior Vice President, Putnam Investments
(6/11/39), Vice President                                        and Putnam Management

Judith Cohen                       Since 1993                    Clerk and Assistant Treasurer, The
(6/7/45), Clerk and                                              Putnam Funds
Assistant Treasurer

Kevin M. Cronin                    Since 2001                    Managing Director of Putnam Management
(6/13/61), Vice President

Deborah F. Kuenstner               Since 2000                    Managing Director of Putnam Management
(7/9/58), Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



[PHOTO OMITTED: SAMUEL PUTNAM]

PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With 65 years of experience, Putnam now has over $280 billion in assets under management, over 100 mutual funds, more than 14 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients.

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service ten times in the past eleven years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed-income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach ensures that we adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal
Executive Officer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Richard G. Leibovitch
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Deborah F. Kuenstner
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

AN020-84112 012/192/626 1/03



PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Equity Income Fund
Supplement to Annual Report dated 11/30/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 11/30/02

                                                                        NAV

1 year                                                                -7.22%
5 years                                                               18.26
Annual average                                                         3.41
10 years                                                             188.20
Annual average                                                        11.17
Life of fund (since class A inception, 6/15/77)
Annual average                                                        10.75

Share value:                                                            NAV

11/30/01                                                             $14.62
11/30/02                                                             $13.16

----------------------------------------------------------------------------

Distributions: No.       Income               Capital gains           Total
                                         Long              Short
                4       $0.2238        $0.2072              --      $0.4310
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.